UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2008

ELIXIR GAMING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1120 Town Center Dr., Suite 260 Las Vegas, Nevada 89144
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01                                             Changes in Registrant’s Certifying Accountant

On January 17, 2008, Elixir Gaming Technologies, Inc. (the “Company”) engaged Ernst & Young, LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2007.  The engagement of Ernst & Young, LLP was approved by the Audit Committee of the Board of Directors of the Company.  The Audit Committee also approved the dismissal of Piercy Bowler Taylor & Kern as the Company’s independent registered public accounting firm.

Piercy Bowler Taylor & Kern’s report on the financial statements of the Company as of and for the two years ended December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company’s two fiscal years ended December 31, 2006, and the subsequent interim period through January 17, 2008, there were no disagreements between the Company and Piercy Bowler Taylor & Kern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Piercy Bowler Taylor & Kern’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for such years or periods for which services were performed; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.  The Company provided Piercy Bowler Taylor & Kern with a copy of the foregoing disclosures.  Attached as Exhibit 16 is a copy of Piercy Bowler Taylor & Kern’s letter, dated January 17, 2008, stating its agreement with such statements.

In addition, during the Company’s two most recent fiscal years ended December 31, 2006 and the subsequent interim period through January 17, 2008, the Company did not consult with Ernst & Young, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01               Financial Statement and Exhibits

(d)    Exhibits

16                     Letter from Piercy Bowler Taylor & Kern                         Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIXIR GAMING TECHNOLOGIES, INC.

Dated: January 23, 2008	/s/ Martie Vlcek
Martie Vlcek, Chief Accounting Officer & Vice President Finance